EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the “Report”) of Sistersville Bancorp, Inc., the (“Company”) as filed with the Securities and Exchange Commission on the date hereof, I, Stanley M. Kiser, President and Chief Executive Officer, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

         (1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2003
/s/ STANLEY M. KISER

Stanley M. Kiser
President and Chief Executive Officer
(Principal Executive Officer and Principal Accounting and Financial Officer)